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                                  EXHIBIT 99.1



Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


In connection with the Quarterly Report of Max & Erma's, Inc. (the "Company") on Form 10-Q for the quarterly period ending August 4, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Todd B. Barnum, the Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Todd B. Barnum
---------------------------------
Todd B. Barnum Chief Executive Officer


September 6, 2002


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